SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): February 5, 2004


                        DOBSON COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)


          OKLAHOMA                 000-29225                  73-1513309
(State or other jurisdiction      (Commission                (IRS Employer
      of incorporation)           File Number)             Identification No.)


                               14201 Wireless Way
                          Oklahoma City, Oklahoma         73134
               (Address of principal executive offices) (Zip Code)


                                 (405) 529-8500
              (Registrant's telephone number, including area code)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events and Required FD Disclosure.

         On February 5, 2004, Dobson Communications Corporation, through its subsidiary, Dobson Cellular Systems, Inc., the successor by merger to Dobson/Sygnet Communications Company, completed the redemption of all outstanding Dobson/Sygnet 12 1/4% Senior Notes due 2008 (CUSIP No. 25607PAB4). The total redemption price, including interest, was $5,659,064. As a result of this redemption, no Dobson/Sygnet 12 1/4% Senior Notes remain outstanding.


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 5, 2004                Dobson Communications Corporation
                                      (Registrant)

                                       By  RONALD L. RIPLEY
                                           Ronald L. Ripley, Vice President